                                                                   Exhibit 10.38

                                                                    CONFIDENTIAL

                          PORTSMOUTH QUALITY AGREEMENT

                                   RELATING TO

          THE MANUFACTURING SERVICES AGREEMENT DATED NOVEMBER 21, 2005

                                     BETWEEN

                              LONZA BIOLOGICS ***.

                                       AND

                          TRUBION PHARMACEUTICALS, INC.

                          PORTSMOUTH QUALITY AGREEMENT

This Portsmouth Quality Agreement ("Portsmouth Quality Agreement") is dated effective as of November 21,2005, and it defines the roles and responsibilities for the quality operations between LONZA BIOLOGICS ***, the registered office of which is at *** (herein after referred to as ("LB") and TRUBION PHARMACEUTICALS, INC., of 2401 4th Avenue, Suite 1050, Seattle, WA 98102, USA (herein referred to as the "Customer") with respect to manufacture of Customer's proprietary Small Modular lmmunoPharmaceutical (SMIP) known as TRU-015 ("TRU-015") under that certain manufacturing services agreement between the parties of even date herewith (the "Services Agreement") in preparation for regulatory filings and for human clinical use.

When used in this Portsmouth Quality Agreement, the term "Product" shall have the meaning given in the Service Agreement, and refers to TRU-015 and/or to the form of TRU-015 manufactured under the Services Agreement, as the context requires.

This is the Portsmouth Quality Agreement referred to in Exhibit A of the Services Agreement. Capitalized terms used but not defined in this Portsmouth Quality Agreement shall have the meaning given in the Services Agreement. This Portsmouth Quality Agreement may be amended by written agreement of the parties. In the event of a conflict between the Portsmouth Quality Agreement and the Services Agreement, the Services Agreement shall control. This Portsmouth Quality Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed an original and all of which, taken together, shall constitute one and the same instrument. A facsimile signature shall be deemed to be and shall be as effective as an original signature.

The responsibilities and rights of the parties under this Portsmouth Quality Agreement are set forth below.

A.   OVERALL RESPONSIBILITIES

This Portsmouth Quality Agreement outlines the responsibilities of the Customer and LB with respect to the quality assurance of Product manufactured and supplied by LB for the Customer under the terms of the Agreement.

This Portsmouth Quality Agreement takes the form of a detailed list of activities associated with the manufacture, testing and disposition of Product. Responsibility for each activity is assigned to either the Customer or LB, or is assigned to both the Customer and LB. Additional details are provided in the Services Agreement and in the SOP's referred to in this Portsmouth Quality Agreement.

This detailed list describes generic quality activities that would be performed by both parties for Product used in clinical trial supply. The specific services to be provided by LB are set out in the Services Agreement (and any Amendments to the Agreement).

LB is responsible for ensuring that the quality requirements for Product are as specified in the approved Product Specifications, and that Product is manufactured, tested and stored by LB in accordance with current Good Manufacturing Practices (cGMP) and all applicable US and EU laws, regulations and ICH guidelines.

The Customer is responsible for shipping and the final review, approval, and disposition of product for use in the clinic. The Customer is responsible for Product development, technical oversight, product specifications and regulatory agency filings.

                            SPECIFIC RESPONSIBILITIES

                                                                       RESPONSIBILITIES AND RIGHTS
                                       ------------------------------------------------------------------------------------------
                 ITEM                                         LB                                        CUSTOMER(1)
------------------------------------   -----------------------------------------------   ----------------------------------------
1.0    Organisation and Personnel      -    Ensure adequate number of personnel with     -    Right to audit
                                            appropriate training, skills, knowledge
                                            and experience to manufacture and test
                                            Product in accordance with cGMP

2.0    Facilities, Utilities and       -    Ensure facilities, environment, utilities,   -    Right to audit
       Equipment                            equipment, computerised systems and
                                            software are properly designed, validated
                                            and maintained in accordance with cGMP

                                       -    Ensure Product is manufactured and tested    -    Right to audit
                                            only at sites as agreed with Customer

                                       -    Make available for review by Customer        -    Right to audit
                                            relevant SOPs of LB related to the
                                            Agreement and services of LB

                                       -    Provide Customer with Site Master File       -    Include Drug Master File reference
                                            reference that will allow regulatory              into regulatory submissions, as
                                            agencies the ability to cross-reference           appropriate
                                            other products that are manufactured at
                                            LB's manufacturing and testing locations

                                       -    Provide Customer with Lonza Policy that no
                                            penicillin is manufactured or tested at
                                            site

                                                                       RESPONSIBILITIES AND RIGHTS
                                       ------------------------------------------------------------------------------------------
                 ITEM                                         LB                                        CUSTOMER(1)
------------------------------------   -----------------------------------------------   ----------------------------------------
3.0    Raw Materials for Process and   -    Source, test and release raw materials and   -    Right to audit; right to review all
       Packaging of Product / Vendor        primary packaging of appropriate quality          raw material specifications, grades
       Qualification Process                for processing of Product                         and vendors used in manufacture of
                                                                                              Product

                                                                                         -    Customer to provide LB with list of
                                                                                              critical raw materials used in
                                                                                              Customer process; update with
                                                                                              changes as necessary

                                       -    Propose and jointly agree to                 -    Right to approve vendor, grade and
                                            specifications, vendors and grade of              specifications of critical raw
                                            critical raw materials used in Customer           materials used in Customer process,
                                            process in accordance with LB policy, with        including excipients, and raw
                                            preference for non-animal and non-human           materials of animal or human origin
                                            derived raw materials

                                       -    Acknowledge and support Customer's goal
                                            not to use any raw materials of animal or
                                            human origin in the development of
                                            Customer process

                                       -    Retain representative samples                -    Right to audit

(1) Throughout the Portsmouth Quality Agreement, Customer's column includes the phrase "right to audit" - the use of this phrase in certain instances but not in others does not and shall not imply that Customer's audit rights pursuant to Clause 15 below are limited to those boxes where "right to audit" appears

                                                                       RESPONSIBILITIES AND RIGHTS
                                       ------------------------------------------------------------------------------------------
                 ITEM                                         LB                                        CUSTOMER(1)
------------------------------------   -----------------------------------------------   ----------------------------------------
4.0    Cell Banks                      -    Prepare, characterise and store cell
                                            bank(s) if contracted by Customer

                                       -    Jointly agree on testing specifications      -    Jointly agree on testing
                                            and test methods to enable release of cell        specifications and test methods to
                                            banks for use in LB's multi-product               enable Product manufactured from
                                            manufacturing facility                            cell banks to be used in the clinic

                                       -    Perform stability testing of cell bank(s)    -    Right to audit
                                            if contracted by Customer and share data
                                            with Customer

                                       IF CELL BANK SUPPLIED BY CUSTOMER

                                       -    Review and approve characterisation data.    -    Supply cell bank characterisation
                                            Store working stock or cell bank                  data for review and approval.
                                                                                              Transfer cell bank (or portion
                                                                                              thereof) to LB

                                       -    Provide shipping validation data if          -    Right to audit
                                            requested by Customer

                                       IN ALL CASES

                                       -    Provide inventory levels periodically upon
                                            request by Customer

5.0    Product Specification           -    With the Customer determine and approve      -    With LB determine and approve the
                                            the following Product specification(s) as         following Product specification(s)
                                            required:                                         as required:

                                            -    Drug substance (including testing            -    Drug substance (including
                                                 performed on fermenter contents for               testing performed on fermenter
                                                 adventitious agents)                              contents for adventitious
                                                                                                   agents)

                                                                        RESPONSIBILITIES AND RIGHTS
                                       ------------------------------------------------------------------------------------------
                     ITEM                                     LB                                        CUSTOMER(1)
------------------------------------   -----------------------------------------------   ----------------------------------------
6.0    Production and Process          -    Make available for review by Customer        -    Right to review
       Control                              documents relating to facility, equipment,
                                            Process and test methods, and GMP systems    -    Jointly review and approve Process
                                                                                              descriptions
                                       -    Jointly review and approve Process
                                            descriptions                                 -    Agree in-process testing strategy

                                       -    Define and perform an in-process control     -    Right to review and comment on
                                            and testing program strategy                      master batch records

                                       -    Using LB templates prepare master batch      -    Right to audit
                                            records for each processing step and
                                            provide to Customer for review and           -    Right to audit
                                            comment. Retain final master batch record
                                            on site at LB                                -    Relevant sections of Customer's
                                                                                              regulatory submissions to be made
                                       -    Designate unique batch numbers for raw            available to LB as appropriate
                                            materials, process materials and Product
                                                                                         -    Right to audit
                                       -    Manufacture of Product in accordance with
                                            Product Specifications, cGMP standards,      -    Right to designate 1 of its
                                            batch records, in-process controls and            employees or consultants as
                                            in-progress specifications                        Customer's person on plant, to be
                                                                                              present in LB's facility during
                                       -    Ensure QA representatives on-site or              normal business hours to observe
                                            available at all times during manufacture         the Runs and observe LB's
                                            and testing of Product                            performance, at times and for
                                                                                              durations to be agreed. While at
                                       -    Permit Customer's person on plant to be           LB's facility, Customer's
                                            present in LB's facility during normal            representative shall comply with
                                            business hours to observe the Runs and            all of LB's applicable policies and
                                            observe LB's performance, at times and for        procedures, and, at LB's option,
                                            durations to be agreed. While at LB's             shall be escorted by LB personnel.
                                            facility, Customer's representative shall         Lonza must agree to all consultants
                                            comply with all LB's applicable policies          used by Trubion for person on plant
                                            and procedures, and, at LB's option, shall        activities
                                            be escorted by LB personnel
                                                                                         -    Review and comment on LB's policy
                                       -    Perform Product changeover testing of             for Product changeover testing of
                                            Product-contacting equipment in accordance        Product-contacting equipment
                                            with LB policy

                                                                        RESPONSIBILITIES AND RIGHTS
                                       ------------------------------------------------------------------------------------------
                     ITEM                                     LB                                        CUSTOMER(1)
------------------------------------   -----------------------------------------------   ----------------------------------------
7.0    Product Storage, Labelling      -    Store, label and package the Product         -    Right to audit
       and Packaging Prior to               (including samples) as defined in the
       Shipment                             Product Specification                        -    Provide information on shipping
                                                                                              requirements

8.0    Shipment Requirements           -    Ship Product on behalf of Customer to        -    Jointly agree with LB on process
                                            locations designated by Customer in               for shipping requirements
                                            accordance with jointly agreed process for
                                            shipping requirements                        -    Right to audit

                                       -    With Customer agree on shipment date for     -    Acknowledge receipt of Product
                                            Product
                                                                                         -    Right to audit
                                       -    Provide shipping validation data for
                                            Product if contracted by Customer

9.0    Laboratory Controls (QC)        -    Perform Product release testing against      -    Right to audit
                                            Bulk Drug Substance Specifications
                                                                                         -    Jointly agree on SOP's describing
                                       -    Jointly agree on SOP's describing                 Product-specific analytical testing
                                            Product-specific analytical testing               methods
                                            methods
                                                                                         -    Provide LB with Product-specific
                                       -    Retesting, where required, will be                information as it relates to sample
                                            performed in accordance with LB's retest          storage, handling and testing
                                            procedure. Out of specification (OOS)             requirements
                                            Product release testing results will be
                                            notified to the Customer as soon as          -    Review and comment on LB retest
                                            possible within 3 business days of the OOS        procedure. Review OOS reports;
                                            being confirmed                                   comment on corrective and
                                                                                              preventative actions
                                       -    Send samples to Customer for additional
                                            testing (including potency testing) in       -    Perform Product potency testing and
                                            accordance with jointly approved SOP              provide data to LB; such data will
                                                                                              be provided for LB's information
                                                                                              only and not for inclusion into
                                                                                              LB's Certificate of Analysis.
                                                                                              Customer to create Certificate of
                                                                                              Analysis for potency testing
                                                                                              results.

                                                                        RESPONSIBILITIES AND RIGHTS
                                       ------------------------------------------------------------------------------------------
                     ITEM                                     LB                                        CUSTOMER(1)
------------------------------------   -----------------------------------------------   ----------------------------------------
9.0    Laboratory Controls QC          -    Retain representative samples of bulk        -    Right to audit
       (Continued)                          Product from each batch in accordance with
                                            LB SOP                                       -    Right to receive copies of raw data
                                                                                              and testing records
                                       -    If requested by Customer, provide copies
                                            of raw data and testing records              -    Request additional samples to be
                                                                                              shipped as required
                                       -    Take additional representative samples if
                                            requested and ship to Customer               -    Jointly approve Product reference
                                                                                              standard Protocol
                                       -    Prepare and characterise Product reference
                                            standard in accordance with jointly agreed   -    Right to audit
                                            Protocol, if contracted by Customer
                                                                                         -    Jointly approve Product reference
                                       -    Jointly approve Product reference standard        standard report
                                            report

10.0   Use of Contract Testing         -    Qualify Contract Testing Laboratories for    -    Right to jointly audit
       Laboratories                         Product release testing in accordance with
                                            LB policy                                    -    Consent or reject to the proposed
                                                                                              use of Contract Testing
                                       -    Notify Customer of Contract Testing               Laboratories
                                            Laboratories intended to be used for
                                            Product release testing                      -    Right to audit

                                       -    Facilitate audit by Customer if requested    -    Right to request, receive and use
                                            from time to time                                 copies of LB's audits of Contract
                                                                                              Testing Laboratories when possible,
                                       -    If not prohibited by Contract Testing             unless prohibited by Contract
                                            Laboratory, provide Customer with copies          Testing Laboratories
                                            of LB's audits of Contract Testing
                                            Laboratories when possible, if requested

11.0   Product Release and Lot         -    Review batch record for compliance with      -    Right to review completed and
       Review                               cGMP, manufacturing controls, and with the        reviewed Product batch records
                                            Product Specifications
                                                                                         -    Right to review
                                       -    Provide Customer with an electronic copy
                                            of the Process documentation including,
                                            main operational steps from the completed
                                            batch record. This will include Product
                                            analysis, a summary of batch related
                                            deviations and environmental monitoring
                                            summaries, as well as process data, as
                                            requested

                                                                        RESPONSIBILITIES AND RIGHTS
                                       ------------------------------------------------------------------------------------------
                     ITEM                                     LB                                        CUSTOMER(1)
------------------------------------   -----------------------------------------------   ----------------------------------------
11.0   Product Release and Lot         -    If requested by Customer, send full          -    Right to request and receive full
       Review (Continued)                   electronic copies of actual deviation             copies of actual deviations

                                       -    Prepare manufacturer's Certificate of        -    Prepare Certificate of Analysis and
                                            Analysis, including related Certificate of        Certificate of Compliance for
                                            Compliance                                        release of product for use in human
                                                                                              clinical trials
                                       -    Release or reject Product
                                                                                         -    Release or reject Product for use
                                                                                              in human clinical trials

12.0   Deviations and Failed Run       -    Initiate investigations, evaluate and        -    Right to audit
       Investigations and Reports           define follow up actions and final
                                            approval of deviations and failure           -    Review significant deviations;
                                            investigations                                    comment on corrective and
                                                                                              preventative actions
                                       -    Notify Customer of all significant
                                            deviations within 24 hours or at least 3     -    Review failure investigation report
                                            business days of the event being assigned         and comment on corrective and
                                            as significant, and send Customer the             preventative actions
                                            related action plan. (A significant
                                            deviation is defined in Trubion standard
                                            operating procedure 3150 and Lonza SOP
                                            USPO1698)

                                       -    If requested by Customer, send full copies
                                            of deviation and investigation reports.

                                       -    Notify Customer of failed runs within 24
                                            hours or at least 3 business days of
                                            failure being identified

                                       -    Immediately and within at least 3 business
                                            days of event being identified, notify
                                            Customer of any events which may impact
                                            batches previously shipped or released

                                                                  RESPONSIBILITIES AND RIGHTS
                                       ---------------------------------------------------------------------------------
                ITEM                                     LB                                     CUSTOMER(1)
                -----                  -----------------------------------------   -------------------------------------
13.0   Change Control Procedures       CUSTOMER PROPOSED CHANGES

                                       -    Process Product-specific change        -    Propose Customer
                                            through change control and notify           Product-specific changes and
                                            Customer of change approval. If             provide rationale in writing
                                            change rejected, discuss reasons for
                                            rejection with Customer

                                       -    Approve proposed Product-specific
                                            changes prior to implementation

                                       LB PROPOSED CHANGES

                                       -    Propose Product-specific changes and   -    Process Product-specific change
                                            provide rationale for change to             through change control and
                                            process descriptions; test methods;         notify LB of change approval.
                                            sampling plans; specifications for          Customer approval for change
                                            key raw materials (animal and / or          controls will be needed 10 days
                                            human derived raw materials, ,              from receipt If change rejected,
                                            chromatography resins and final             discuss reasons for rejection
                                            formulation excipients); Product            with LB
                                            specification(s) and stability
                                            programme, in-process controls and     -    Approve proposed
                                            other key processing steps                  Product-specific change prior to
                                                                                        implementation

                                       -    Inform Customer of changes to key      -    Right to audit
                                            personnel as identified in Appendix
                                            1

                                       -    Inform Customer of changes to major    -    Right to audit
                                            items of equipment, premises and
                                            utilities used for manufacture of
                                            Product

                                       ALL CHANGES

                                       -    With Customer define strategy for      -    With LB define strategy for
                                            notifying change to Regulatory.             notifying change to Regulatory.
                                            Agency as appropriate (see Section          Agency as appropriate (see
                                            20.0, below, Regulatory Submissions)        Section 20.0, below, Regulatory
                                                                                        Submissions)
                                       -    Inform Customer of Product batches
                                            manufactured with the change until     -    Ensure Product is not
                                            regulatory approval obtained, if            distributed until Regulatory
                                            required                                    approval obtained, if required

                                       -    Cooperate with Customer in
                                            connection with change controls;       -    Cooperate with LB in connection
                                            respect Customer's change controls,         with change controls; respect
                                            and, as appropriate, use it to              LB's change controls, and, as
                                            initiate LB's change controls               appropriate, use it to initiate
                                                                                        Customer's change controls

                                                                  RESPONSIBILITIES AND RIGHTS
                                       ---------------------------------------------------------------------------------
                ITEM                                     LB                                     CUSTOMER(1)
                ----                   -----------------------------------------   -------------------------------------
14.0   Reprocessing / Rework           -    Processing to be performed in          -    Review and comment on LB's
                                            accordance with LB SOP. With                reprocessing / rework SOP; with
                                            Customer agree on and approve               LB agree on reprocessing /
                                            reprocessing / rework procedures,           rework procedures, where
                                            where possible prior to execution           possible prior to execution

                                       -    Provided documented reason and         -    Right to audit
                                            justification for reprocessing /
                                            rework event

                                       -    With Customer agree on the             -    With LB agree on the appropriate
                                            appropriate testing required prior          testing required prior to
                                            to Product release                          Product release

15.0   Audit                           -    Permit Customer representatives        -    Provide reasonable notice of
                                            access as reasonably required to            intention to audit
                                            conduct a cGMP compliance audit,
                                            including access to warehousing,       -    Right to 2 standard cGMP
                                            manufacturing areas, laboratories,          compliance audits per year, plus
                                            and manufacturing records and               right to additional "for cause"
                                            documents, including SOPS (unless           audits
                                            they contain specific LB proprietary
                                            information eg media formulations),    -    Right to audit each batch record
                                            and personnel, for audit purposes.
                                            Customer representatives to be         -    Hold an exit meeting to discuss
                                            accompanied at all times by LB              observations
                                            personnel
                                                                                   -    Provide an audit report within
                                       -    *** cGMP compliance audits permitted        30 days of completion of audit
                                            per year, with an audit not to
                                            exceed *** and a maximum of ***.
                                            Additionally the Customer may
                                            request "for cause" audits to
                                            address production of Product
                                            quality issues

                                       -    *** audit for each batch record if
                                            requested by Customer

                                       -    Allow the Customer to observe
                                            operations related to Product
                                            manufacturing and testing providing
                                            other Customer's confidentiality is
                                            respected

                                       -    Provide a written response to all
                                            audit findings that require
                                            corrective action within 30 days of
                                            receipt of the audit report.
                                            Response to include expected
                                            timelines

16.0   Product Complaints              -    Respond to requests for data to        -    Receive and investigate Product

                                                                  RESPONSIBILITIES AND RIGHTS
                                       ---------------------------------------------------------------------------------
                    ITEM                                 LB                                     CUSTOMER(1)
                    ----               -----------------------------------------   -------------------------------------
       and Recall                           assist Customer in their                    complaints and instigate Product
                                            investigation. Agree a time scale           recall as appropriate
                                            for response





17.0   Batch Records                   -    Retain records associated with         -    Right to audit
                                            manufacture and testing records of
                                            Product including records associated   -    Customer to approve destruction
                                            with the inspection and release of          or request receipt of records
                                            raw materials and primary packaging
                                            components of the Product for 5
                                            years from the date of manufacture
                                            of Product. Date of manufacture is
                                            defined as the date Product is
                                            dispensed in to the bulk product
                                            container)

                                       -    Notify Customer of intent to destroy
                                            records with option to send records
                                            to Customer

18.0   Process Validation /            -    With Customer define process           -    With LB define process
       Stability Studies                    validation plans for Product                validation plans for Product
                                            including analytical validation and         including analytical validation
                                            stability studies                           and stability studies

                                       WHERE PROCESS VALIDATION IS PERFORMED BY
                                       LB

                                       -    Provide Customer with                  -    Approve Product-specific
                                            Product-specific validation                 validation protocol(s) including
                                            protocol(s) for approval prior to           stability protocols
                                            execution
                                                                                   -    Review and comment on
                                       -    Provide Customer with draft                 Product-specific validation
                                            Product-specific validation                 report(s) including stability
                                            report(s) for review and comment            reports

                                       -    Issue Customer with copy of final
                                            Product specific validation
                                            report(s)

                                       WHERE PROCESS VALIDATION IS PERFORMED BY
                                       CUSTOMER


                                       -    Incorporate specifications in cGMP     -    Provide LB with process
                                            documentation and regulatory                validation reports
                                            submissions

                                                                  RESPONSIBILITIES AND RIGHTS
                                       ---------------------------------------------------------------------------------
                ITEM                                     LB                                     CUSTOMER(1)
------------------------------------   -----------------------------------------   -------------------------------------
19.0   Regulatory Agency Inspection    GMP INSPECTIONS

                                       -    Inform Customer of Regulatory Agency   -    For Regulatory Agency
                                            inspections or regulatory action            inspections of regulatory action
                                            affecting manufacture, testing or           affecting Product, provide
                                            storage of Product                          assistance when requested by LB

                                       -    Notify Customer of inspection          -    Common on proposed inspection
                                            observations (including Deficiency          responses to observations
                                            Letters) affecting the Product,             relevant to Product
                                            process or systems relating to the
                                            Product

20.0   Regulatory Submissions          WHERE A DATA PACK IS PROVIDED BY LB TO
                                       SUPPORT CUSTOMER'S CLINICAL TRIAL
                                       APPLICATION

                                       INITIAL APPLICATION, AMENDMENTS AND
                                       RESPONSES TO QUESTIONS

                                       -    Provide Customer with data pack        -    Prepare and provide LB with copy
                                            covering activities performed by LB         of relevant sections of clinical
                                                                                        trial application for review and
                                       -    Review and comment on relevant              comment prior to submission to
                                            sections of clinical trial                  Regulatory Agency
                                            application
                                                                                   -    Provide LB with copy of relevant
                                                                                        sections as submitted to
                                                                                        Regulatory Agencies

                                       TELECONFERENCES AND MEETINGS WITH THE
                                       REGULATORY AGENCIES

                                       -    Attend teleconferences and meetings    -    Arrange for LB personnel to have
                                            between the Customer and Regulatory         option to attend teleconferences
                                            Agencies arranged to specifically           and meetings between Customer
                                            discuss topics relating to LB's             and Regulatory Agencies to
                                            responsibilities                            specifically discuss topics
                                                                                        relating to LB's
                                                                                        responsibilities

                         [signatures on following page]

QUALITY APPROVAL

LONZA BIOLOGICS ***


Name: ***                               Signature: ***
      ---------------------------                  -----------------------------
Title:                                  Date: December 5, 2005
       --------------------------

TRUBION PHARMACEUTICALS, INC.


Name: Sally Gould                       Signature: /s/ Sally Gould
                                                   -----------------------------
Title: Senior Director                  Date: December 1, 2005

                 APPENDIX I TO THE PORTSMOUTH QUALITY AGREEMENT

CUSTOMER                              LONZA

SENIOR VICE PRESIDENT,                HEAD OF LONZA CONTRACT MANUFACTURING:
RESEARCH AND DEVELOPMENT:

Kendall M Mohler PhD
Senior Vice President
Research and Development
Trubion Pharmaceuticals Inc
2401 Fourth Avenue. Suite 1050
Seattle, WA 98121
USA
Tel: +1 206 838 0514                  Tel: +
Fax: +1 206 838 0503                  Fax: +
Email: kmohler@trubion.com            Email: _________

HEAD OF QUALITY:                      HEAD OF QUALITY:
Sally R Gould
Senior Director, Regulatory Affairs
Trubion Pharmaceuticals Inc
2401 Fourth Avenue, Suite 1050
Seattle, WA 98121
USA
Tel: +1 2I0 6 838 0510                Tel: _________
Fax: +1 206 838 0503                  Fax: _________
Email: sqould@trubion.com             Email: _________

HEAD OF MANUFACTURING:                DIRECTOR OF MANUFACTURING ***:
Dale H Scott
Vice President, Development
Trubion Pharmaceuticals Inc
2401 Fourth Avenue, Suite 1050
Seattle, WA 98121
USA
Tel: +1 206 838 0513                  Tel: _________
Fax: +1 206 838 0503                  Fax: _________
Email: dscott@trubion.com             Email: _________

QUALITY CONTROL MANAGER:              QUALITY CONTROL MANAGER:
Raj Dua PhD
Director, Product Development
Trubion Pharmaceuticals Inc
2401 Fourth Avenue, Suite 1050
Seattle, WA 98121
USA
Tel: +1 206 838 0512                  Tel: _________
Fax: +1 206 838 0503                  Fax: _________
Email: rdua@drubion.com               Email: _________